UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104

Milton, GA30004

 (Address of principal executive offices)

(678) 580-5661

(Registrant’s telephone number, including area code)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, effective March 13, 2018, Meridian Waste Solutions, Inc. (the “Company”) amended the warrants to purchase common stock issued in connection with the Company’s private placement offering of Series D Preferred Stock (the “Preferred D Warrants”) and the warrants to purchase common stock issued in connection with the Company’s private placement offering of Series E Preferred Stock (the “Preferred E Warrants”).

Effective March 29, 2018, the Company further amended the Preferred D Warrants and the Preferred E Warrants, to clarify that the triggering of adjustment to the exercise price of the Preferred D Warrants and Preferred E Warrants is limited to issuances of equity pursuant to offerings completed after January 4, 2018, in accordance with the agreement of the Company and the holders of Series D Preferred Stock and the holders of Series E Preferred Stock, as approved by the majority of the holders of the Company’s common stock.

The foregoing descriptions of the Preferred D Warrants and Preferred E Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the Form of Preferred D Warrant and Form of Preferred E Warrant, copies of which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2018, Meridian Waste Solutions, Inc. filed a Certificate of Correction to its Certificate of Amendment to Certificate of Incorporation filed on March 13, 2018 with the Secretary of State of the State of New York (the “Certificate of Correction”). The Certificate of Correction is deemed effective as of March 13, 2018 and amends Paragraph h.III.F and Paragraph i.III.F of paragraph FOURTH of the Series D and Series E Preferred Stock Designations to clarify that the triggering of adjustment to the conversion price of the Series D Preferred Stock and the Series E Preferred Stock is limited to issuances of equity pursuant to offerings completed after January 4, 2018, in accordance with the agreement of the Company and the holders of Series D Preferred Stock and the holders of Series E Preferred Stock, as approved by the majority of the holders of the Company’s common stock.

The foregoing description of the terms of the Certificate of Correction is incomplete and subject to, and qualified in its entirety by, the actual terms of the Certificate of Correction, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Correction to Certificate of Amendment to Certificate of Incorporation*
4.1	Form of Preferred D Warrant*
4.2	Form of Preferred E Warrant*

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: April 4, 2018	By:	/s/ Jeffery Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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